UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2013

MCIG, INC.

 (Exact Name of Registrant as Specified in its Charter)

Nevada	333-175941	27-4439285
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

800 Bellevue Way, Suite 400, Bellevue,
Washington, 98004

(Address of Principal Executive Offices)

(425)-462-4219

(Issuer's telephone number)

LIFETECH INDUSTRIES, INC.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 31, 2013, LifeTech Industries, Inc. (the “Company”, “we”, “our”) effected a 1 old for 10 new forward stock split of the Company’s common stock.  As a result, our authorized capital increased from 200,000,000 to 1,000,000,000 shares of common stock and our issued and outstanding increased from 50,000,000 shares of common stock to 500,000,000 shares of common stock, all with a par value of $0.0001.

Also effective August 2, 2013, we changed our name from “LifeTech Industries, Inc.” to “mCig, Inc.

Item 9.01 Financial Statements and Exhibits

3.01 Certificate of Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCIG, INC.

Date: August 6, 2013	By:	/s/ Paul Rosenberg

Paul Rosenberg
Chief Executive Officer (Principle Executive Officer, Principle Financial Officer)